UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

JOINT CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 12, 2006

Rockwood Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

100 Overlook Center
Princeton, New Jersey 08540
(Address of registrant’s principal executive office)
(609) 514-0300
(Registrant’s telephone number)

Rockwood Specialties Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-109686	52-2277390
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

100 Overlook Center
Princeton, New Jersey 08540
(Address of registrant’s principal executive office)
(609) 514-0300
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01                                       OTHER EVENTS.

On October 12, 2006, Rockwood Holdings, Inc. issued a press release, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockwood Holdings, Inc.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

Rockwood Specialties Group, Inc.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

Dated: October 12, 2006